EXHIBIT 10.1

                           INTEREST PURCHASE AGREEMENT

      THIS INTEREST PURCHASE AGREEMENT (the "Agreement") is made and entered into this 23rd day of March, 2004, by and among TOUCHSTONE RESOURCES LTD., a
British Columbia corporation (the "Company"), THE COFFEE EXCHANGE, INC., a Delaware corporation ("CEI"), and TOUCHSTONE LOUISIANA, INC., a Nevada corporation and wholly-owned subsidiary of CEI ("Touchstone Louisiana").


                                    RECITALS

      WHEREAS, the Board of Directors of the Company and CEI, and the Boards of Directors and stockholders of Touchstone Louisiana, have approved, and deem it advisable and in the best interests of their respective companies and stockholders to consummate, the transactions contemplated hereby upon the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, the Company wishes to sell to Touchstone Louisiana, and Touchstone Louisiana wishes to purchase from the Company, the Company's ten percent (10%) membership interest (the "Interest") in LS Gas, LLC, a Delaware limited liability company.

      NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE I


                              THE PURCHASE AND SALE

      1.1   THE PURCHASE AND SALE.

            Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company shall sell to Touchstone Louisiana, and Touchstone Louisiana shall purchase from the Company, one hundred percent (100%) of the Interest owned by the Company, in consideration for which CEI shall issue to the Company one hundred thousand (100,000) shares (the "CEI Shares") of CEI common stock, $.001 per share ("CEI Common Stock"; such transactions, the "Transactions").

      1.2   CLOSING DATE.

            The closing of the Transactions (the "Closing") shall take place at a time and on a date to be specified by the parties (the "Closing Date") at the offices of Spector Gadon & Rosen, P.C., 1635 Market Street, Philadelphia, Pennsylvania 19103, or at such other place as may be mutually agreed upon in writing by the parties hereto. At the Closing: (i) the Company shall deliver or cause to be delivered to Touchstone Louisiana certificates or agreements evidencing the Interest; (ii) CEI shall issue to the Company certificates evidencing the CEI Shares; and (iii) each of the parties to this Agreement shall have executed any and all additional documents and agreements, provided any and all additional consents and approvals, and taken all such other actions as are required under this Agreement to complete the transactions contemplated hereby.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The  Company   hereby  makes  the  following   representations   and
warranties to CEI and Touchstone Louisiana:

      2.1   ORGANIZATION AND QUALIFICATION.

            The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. The Company is duly qualified as foreign corporations to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, have a Material Adverse Effect.

      2.2   AUTHORIZATION; VALIDITY AND EFFECT OF AGREEMENT.

            The Company  has the  requisite  corporate  power and  authority  to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder and the consummation of the Transactions have been duly authorized by its board of directors and all other necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement and the Transactions. This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      2.3   NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

            Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder, nor the consummation of the Transactions, will: (i) conflict with the Company's Memorandum and Articles; (ii) violate any statute, law, ordinance, rule or regulation applicable to the Company or any of its respective properties or assets; or (iii) violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the


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performance of any obligation of the Company under, or result in the creation or imposition of any Liens upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which the Company or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such
violations,   breaches,   conflicts,   defaults  or  other   occurrences   that,
individually or in the aggregate, would not have a Material Adverse Effect.

      2.4   TITLE TO THE INTEREST.

            The Company has good and marketable title to the Interest, and the Interest is owned of record and beneficially by the Company, free and clear of any Liens. Except for this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights, or other rights to subscribe for, purchase or otherwise acquire the Interest. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the Interest, and there is no indebtedness of the Company or its subsidiaries issued and outstanding that has general voting rights with respect to the Interests. Except for this Agreement, there are no outstanding obligations of any Person to repurchase, redeem or otherwise acquire any of the Interest.

      2.5   INVESTMENT INTENT.

            The CEI Shares being acquired in connection with the Transactions are being acquired for the Company's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such CEI Shares. The Company acknowledges and agrees that the CEI Shares have not been registered under the Securities Act or under any state securities laws, and that the CEI Shares may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. The Company also acknowledges and agrees that neither the SEC nor any securities commission or other Governmental Authority has (a) approved the transfer of the CEI Shares or passed upon or endorsed the merits of the transfer of the CEI Shares, this Agreement or the Transactions; or (b) confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement. The Company has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the CEI Shares, and the Company has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon CEI or Touchstone Louisiana for legal or tax advice related to this investment. The Company is an "accredited investors" within the meaning of Rule 501 promulgated under the Securities Act.

      2.6   BROKERS AND FINDERS FEES.

            Neither the Company or any of its subsidiaries, nor any of their respective officers, directors, employees or managers, has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finders fees in connection with the Transactions for which the Company or any of its subsidiaries has or could have any liability.




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

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            Touchstone Louisiana hereby makes the following representations and warranties to the Company:

      3.1   ORGANIZATION AND QUALIFICATION.

            (a) CEI and Touchstone Louisiana are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, with the corporate power and authority to own and operate their respective businesses as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. CEI and Touchstone Louisiana are duly qualified as a foreign corporation or other entity to do business and are in good standing in each jurisdiction where the character of their respective properties owned or held under lease or the nature of their respective activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect.

      3.2   AUTHORIZATION; VALIDITY AND EFFECT OF AGREEMENT.

            CEI and Touchstone  Louisiana have the requisite corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by CEI and Touchstone Louisiana and the performance by CEI and Touchstone Louisiana of their respective obligations hereunder and the consummation of the Transactions have been duly authorized by their respective Board of Directors and all other necessary corporate action on the part of CEI and Touchstone Louisiana, respectively, and no other corporate proceedings on the part of the Company or Touchstone Louisiana are necessary to authorize this Agreement and the Transactions. This Agreement has been duly and validly executed and delivered by CEI and Touchstone Louisiana and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of CEI and Touchstone Louisiana, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      3.3   NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

            Neither the execution and delivery of the Agreement by CEI and Touchstone Louisiana, nor the performance by CEI and Touchstone Louisiana of their respective obligations hereunder or the consummation of the Transactions, will: (i) conflict with CEI's or Touchstsone Louisiana's respective Certificates of Incorporation or Bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to CEI or Touchstone Louisiana or any of their respective properties or assets; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of CEI or Touchstone


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

Louisiana, or result in the creation or imposition of any Lien upon any of their respective properties, assets or business under, any material contract or any order, judgment or decree to which CEI or Touchstone Louisiana is a party or by which they or any of their respective assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on their obligation to perform their respective covenants under this Agreement.

      3.4   ISSANCE OF CEI SHARES.

            The CEI Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of CEI Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through CEI.

      3.5   INVESTMENT INTENT.

            The Interest being acquired in connection with the Transactions is being acquired for Touchstone Louisiana's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Interest. Touchstone Louisiana acknowledges and agrees that the Interest has not been registered under the Securities Act or under any state securities laws, and that the Interest may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. Touchstone Louisiana also acknowledges and agrees that neither the SEC nor any securities commission or other Governmental Authority has (a) approved the transfer of the Interest or passed upon or endorsed the merits of the transfer of the Interest, this Agreement or the Transactions; or (b) confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement. Touchstone Louisiana has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Interest, and Touchstone Louisiana has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. Touchstone Louisiana is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

      3.6   BROKERS AND FINDERS.

            Except as described in Section 5.9, neither Touchstone Louisiana nor any of its respective officers, directors, employees or managers, has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees in connection with the Transactions for which Touchstone Louisiana has or could have any liability.




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

                                   ARTICLE IV

                                CERTAIN COVENANTS

      4.1   CONFIDENTIALITY.

            Each party shall hold, and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the Transactions in strict confidence, shall not use such information except for the sole purpose of evaluating the Transactions and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, shareholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Transactions (each of whom shall be informed in writing by the disclosing party of the confidential nature of such information and directed by such party in writing to treat such information confidentially). The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party. The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subsection (a). Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information that is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing party, at the expense of the non-disclosing party, in obtaining a protective or similar order with respect to such information; and (iii) provide only that amount of information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

      4.2   PROHIBITION ON TRADING IN CEI SECURITIES.

            The Company acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any Person who has received material non-public information relating to CEI from purchasing or selling securities of CEI, or from communicating such information to any Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell securities of CEI. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the Company shall not purchase or sell any securities of CEI, or communicate such information to any other Person.



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

      4.3   FURTHER ASSURANCES.

            Each of the parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the Transactions, including, but not limited to: (i) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and (iii) the execution and delivery of such instruments, and the taking of such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.


      4.4   APPROVAL BY TSX VENTURE EXCHANGE.

            On or prior to Closing, the Company shall receive written approval by the TSX Venture Exchange of the transactions contemplated herein.

      4.5   NOTIFICATION OF CERTAIN MATTERS.

            Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.


                                    ARTICLE V

                                  MISCELLANEOUS

      5.1   ENTIRE AGREEMENT.

            This Agreement and the schedules and exhibits hereto contain the entire agreement between the parties and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

      5.2   AMENDMENT AND MODIFICATIONS.

            This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

      5.3   EXTENSIONS AND WAIVERS.

            At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained


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herein.  Any  agreement  on the part of a party to any such  extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

      5.4   SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      5.5   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

            The representations and warranties contained herein shall survive the Closing and shall thereupon terminate eighteen (18) months after the Closing, except that the representations contained in Sections 2.1, 2.2, 2.4, 3.1, 3.2, 3.4 and 3.5 shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

      5.6   HEADINGS; DEFINITIONS.

            The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

      5.7   SEVERABILITY.

            If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

      5.8   SPECIFIC PERFORMANCE.

            The parties hereto agree that in the event that the Company fails to consummate the Transactions in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that CEI and Touchstone Louisiana shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.



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      5.9   EXPENSES.

            Whether or not the Transactions are consummated, and except as otherwise expressly set forth herein, all legal and other costs and expenses incurred in connection with the Transactions shall be paid by the party incurring such expenses.

      5.10  NOTICES.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below.

  If to CEI or Touchstone Louisiana:     with a copy to:
  ---------------------------------      --------------

  The Coffee Exchange, Inc.              Spector Gadon & Rosen, P.C.
  111 Presidential Boulevard             1635 Market Street, 7th Floor
  Suite 158A                             Philadelphia, PA  19103
  Bala Cynwyd, PA 19004                  Attention: Vincent A. Vietti, Esquire
  Attention:  Stephen P. Harrington
                    President

  If to the Company:                     with a copy to:
  -----------------                      --------------

  Touchstone Resources Ltd.              Dumoulin Black
  609 Granville Street, Suite 1260       595 Howe Street, Suite 1000
  Vancouver, British Columbia            Vancouver, British Columbia V6C 2T5
  Canada V7Y 1G5                         Attention:  Brian Irwin
  Attention:  Mark A. Bush, President

      5.11  GOVERNING LAW.

            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the laws of British Columbia shall apply to the internal corporate governance of the Company.

      5.12  ARBITRATION.

            If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Texas. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.



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      5.13  COUNTERPARTS.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

      5.14  CERTAIN DEFINITIONS.

            As used herein:

            (a) "Affiliate" shall have the meanings ascribed to such term in Rule 12b-2 of the Exchange Act;

            (b) "Confidential Information" shall mean the existence and contents of this Agreement and any Schedules and Exhibits hereto, and all proprietary technical, economic, environmental, operational, financial and/or business information or material of one party which, prior to or following the Closing Date, has been disclosed by the Company, on the one hand, or CEI or Touchstone Louisiana, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other;

            (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

            (d)  "Governmental  Authority"  shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof;

            (e) "Liens" shall mean liens, pledges, charges, claims, security interests, purchase agreements, options, title defects, restrictions on transfer or other encumbrances, or any agreements (other than this Agreement) to do any of the foregoing, of any nature whatsoever, whether consensual, statutory or otherwise;

            (f) "Material Adverse Effect" shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of (i) in the case of the Company, the Company and its subsidiaries, if any, which is material to the Company and its subsidiaries, if any, taken as a whole, or (ii) in the case of CEI, CEI and its subsidiaries, if any, which is material to CEI and its subsidiaries, if any taken as a whole;

            (g) "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof;

            (h) "SEC" shall mean the Securities and Exchange Commission; and

            (i) "Securities Act" shall mean the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                            THE COFFEE EXCHANGE, INC.



                            By: /s/ Stephen P. Harrington
                               ----------------------------------------
                               Name:  Stephen P. Harrington
                               Title: President



                            TOUCHSTONE LOUISIANA, INC.



                            By: /s/ Stephen P. Harrington
                               -----------------------------------------
                               Name:  Stephen P. Harrington
                               Title: President



                            TOUCHSTONE RESOURCES, LTD.



                            By: /s/ Mark A. Bush
                               -----------------------------------------
                               Name: Mark A. Bush
                               Title: President



                                       11